DEFERRED FINANCING COSTS	9 Months Ended
Sep. 30, 2022
Debt Issuance Costs, Net [Abstract]
DEFERRED FINANCING COSTS
Note 5: Deferred Financing Costs
The Company capitalizes qualified legal and other direct costs related to efforts to raise capital through a sale of common stock pursuant to a merger or acquisition. These costs are recorded in deferred financing costs in the accompanying condensed balance sheets and will be deferred until the completion of a merger or acquisition, at which time they will be reclassified to additional paid-in
capital as a reduction of the merger or acquisition proceeds. If the Company terminates its plans for a merger or acquisition or significantly delays such plan, any deferred costs will be expensed at that time. At September 30, 2022, the Company recorded deferred financing costs of $2,834,802 in the accompanying condensed balance sheets. There were no deferred financing costs as of December 31, 2021.